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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                     FORM 8K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported): May 6, 2002 (May 3, 2002)


                              SAMSONITE CORPORATION
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             (Exact name of registrant as specified in its charter)


DELAWARE                                0-23214                 36-3511556
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(State or other jurisdiction of  (Commission file number)    (I.R.S. Employer
incorporation or organization)                            Identification Number)


11200 East 45th Avenue
Denver, Colorado                                                      80239-3018
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(Address of principal executive offices)                              (Zip Code)


                                 (303) 373-2000
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               Registrant's telephone number, including area code:


                                       N/A
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          (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

     On May 3, 2002, the Registrant issued press release filed herewith as
     Exhibit 99.1, which is incorporated herein by reference.

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

     Not applicable

(b)  PRO FORMA FINANCIAL INFORMATION.

     Not applicable

(c)  EXHIBITS.


EXHIBIT NUMBER      DESCRIPTION
--------------      -----------
99.1                Press Release issued by Samsonite Corporation on May 3, 2002.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Samsonite Corporation


                                        by: /s/ Richard H. Wiley
                                            ------------------------------
                                        Name:  Richard H. Wiley
                                        Title: Chief Financial Officer,
                                               Treasurer and Secretary


Date: May 6, 2002

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                                INDEX TO EXHIBITS


EXHIBIT NUMBER      DESCRIPTION
--------------      -----------
99.1                Press Release issued by Samsonite Corporation on May 3, 2002.
